SUBJECT TO REVISION
SERIES TERM SHEET DATED MAY 27, 1998

[Oakwood Homes Logo appears here]
                                  $300,000,000
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1998-B

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1998-B. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Prudential Securities Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1998-B, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.









Credit Suisse First Boston                    Prudential Securities Incorporated



         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-B Pooling and Servicing Agreement (including the November 1995
Edition to the Standard Terms) to be dated as of May 1, 1998, among Oakwood
Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as
Servicer, and PNC Bank, National Association, as Trustee.

Class Designations
   Class A Certificates.........................Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5
                                                Certificates.
   Class M Certificates.........................Class M-1 and Class M-2 Certificates.
   Class B Certificates.........................Class B-1 and Class B-2 Certificates.
   Subordinated Certificates....................Class M, Class B, Class X and Class R Certificates.
   Offered Certificates.........................Class A, Class M and Class B Certificates.
   Offered Subordinated Certificates............Class M and Class B Certificates.
The Offered Certificates........................                                  Approximate
                                                                               Initial Certificate  Pass-Through
                                                        Title of Class         Principal Balance(1)      Rate
                                                        --------------         --------------------      ----

                                                 Class A-1 Certificates.......      $62,900,000              .  %(2)
                                                 Class A-2 Certificates.......      $57,600,000                 %(3)
                                                 Class A-3 Certificates.......      $33,700,000              .  %(3)
                                                 Class A-4 Certificates.......      $18,700,000              .  %(3)
                                                 Class A-5 Certificates.......      $64,850,000              .  %(3)
                                                 Class M-1 Certificates.......      $23,250,000              .  %(4)
                                                 Class M-2 Certificates.......      $12,750,000              .  %(4)
                                                 Class B-1 Certificates.......      $11,250,000              .  %(4)
                                                 Class B-2 Certificates.......      $15,000,000              .  %(4)
                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased
                                                     correspondingly.
                                                 (2) Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                                 (3) Computed on the basis of a 360-day year of twelve 30-day months.
                                                 (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the
                                                     Weighted Average Net Asset Rate for the related Distribution
                                                     Date.
Other Certificates..............................  The  Class  X and  Class R  Certificates  are  not  being  offered hereby.  The Class X and Class R  Certificates  are expected to be sold  initially  to related  entities  of the  Company,  which may offer the Class X and Class R  Certificates  in the  future in one or more privately negotiated transactions.
Denominations...................................  The Offered Certificates will be Book-Entry  Certificates only, in minimum  denominations  of $1,000 and integral  multiples of $1 in excess thereof.
Cut-off Date....................................  With respect to each Initial  Asset,  May 1, 1998, or with respect to each  Subsequent  Asset,  the  date as of which  such  Asset is purchased by the Trust.
Distribution Dates..............................  The fifteenth day of each month,  (or if such fifteenth day is not a business day, the next  succeeding  business day)  commencing in
                                                  June 1998 (each, a "Distribution Date").
Record Date.....................................  With  respect  to each  Distribution  Date  other  than the  first
                                                  Distribution  Date, the close of business on the last business day of the month preceding the month in which such  Distribution  Date occurs,  and with  respect  to the first  Distribution  Date,  the close of business on the Closing Date. (each, a "Record Date").

                                                          1



Interest Accrual Period ......................... With respect to each Distribution Date, (i) for the Class A-1
                                                  Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such
                                                  Distribution Date occurs (except that the first Interest Accrual
                                                  Period for the Class A-1 Certificates will be the period from the
                                                  Closing Date to June 14, 1998) and (ii) for the other Classes, the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period").


Pre-Funding Account.............................  The Trustee  will  establish  a trust  account  (the  "Pre-Funding
                                                  Account").  On the Closing Date,  $43,147,733.28  (the "Pre-Funded
                                                  Amount") will be deposited in the  Pre-Funding  Account to provide the Trust with funds to purchase Subsequent Assets.



Distributions...................................  The  "Available  Distribution  Amount"  for  a  Distribution  Date
                                                  generally  will include  (1)(a) Monthly  Payments of principal and interest due on the Assets during the related  Collection  Period, to the extent  such  payments  were  actually  collected  from the
                                                  Obligors or advanced by the Servicer and (b) unscheduled  payments received with respect to the Assets during the related  Prepayment
                                                  Period, including Principal Prepayments,  proceeds of repurchases,
                                                  Net  Liquidation   Proceeds  and  Net  Insurance  Proceeds,   less
                                                  (2)(a) if  Oakwood  is not the  Servicer,  Servicing  Fees for the
                                                  related Collection Period,  (b) amounts  required to reimburse the
                                                  Servicer for previously  unreimbursed  Advances in accordance with the  Agreement,  (c) amounts  required to reimburse the Company or the Servicer for certain reimbursable  expenses in accordance with the Agreement and (d) amounts  required to reimburse any party for an  overpayment  of a Repurchase  Price for an Asset in accordance with the Agreement.

                                                  Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of
                                                  Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

Certificate Structure Considerations............  The primary  credit  support for the Class A  Certificates  is the subordination of the Subordinated Certificates;  for the Class M-1
                                                  Certificates  is the  subordination  of the  Class  M-2,  Class B,
                                                  Class  X  and  the  Class  R  Certificates;   for  the  Class  M-2
                                                  Certificates  is the  subordination  of the Class B,  Class X, and
                                                  Class  R  Certificates;  for the  Class  B-1  Certificates  is the
                                                  subordination   of  the  Class  B-2,  Class  X  and  the  Class  R
                                                  Certificates,   and  for  the  Class  B-2   Certificates   is  the
                                                  subordination  of  Class  X and  Class  R  Certificates  plus  the
                                                  Limited   Guarantee  of  certain   collections  of  principal  and
                                                  interest on the Assets by Oakwood Homes.


Subordination of the Offered Subordinate
  Certificates..................................  The   rights  of  the  Class  M   Certificateholders   to  receive
                                                  distributions  of principal will be subordinated to such rights of
                                                  the  Class  A  Certificateholders   to  receive  distributions  of
                                                  principal  and interest.  Interest and interest  shortfalls on the
                                                  Class  M  Certificates  will  not  be  subordinated  to  principal payments on the Class A Certificates.



                                                  The rights of the Class B Certificateholders to receive
                                                  distributions of principal similarly will be subordinated to the rights of the Class A and Class M Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the Class B Certificates will not be subordinated to principal payments on the Class A and Class M Certificates.


Limited Guarantee.................................The  Class  B-2  Certificateholders  will  have the  benefit  of a
                                                  limited   guarantee   provided   by   Oakwood   Homes  of  certain
                                                  collections  on the  Assets.  The  Limited  Guarantee  will not be available to support other Classes of Certificates.

Realized Losses on Liquidated Loans.............  The Principal  Distribution  Amount for any  Distribution  Date is
                                                  intended to include the Scheduled  Principal Balance of each Asset that  became a  Liquidated  Loan  during  the  preceding  calendar month.  A Realized  Loss will be incurred on a Liquidated  Loan in the amount,  if any, by which the Net  Liquidation  Proceeds  from such  Liquidated Loan are less than the Unpaid  Principal  Balance of such Liquidated  Loan, plus accrued and unpaid interest thereon
                                                  (to the extent not covered by  Servicing  Advances,  if any,  with respect to such  Liquidated  Loan),  plus amounts  reimbursable to the Servicer for previously  unreimbursed  Servicing Advances. The amount of the Realized  Loss,  if any, in excess of the sum of (1)
                                                  the amount of interest  collected  on the  nondefaulted  Assets in excess of certain  Interest  Distribution  Amounts  and  Carryover
                                                  Interest  Distribution  Amounts  required to be distributed on the
                                                  Class A, Class M and Class B Certificates  and any portion of such interest  required to be paid to a Servicer  other than Oakwood as servicing  compensation  ("Excess  Interest")  and (2) the Current
                                                  Overcollateralization    Amount   will   be   allocated   to   the
                                                  Subordinated  Certificates  as a Writedown  Amount in reduction of their Certificate Principal Balance as described below.

Allocation of Writedown Amounts.................  The  "Writedown  Amount"  for any  Distribution  Date  will be the amount,  if any,  by which  the  aggregate  Certificate  Principal
                                                  Balance of all  Certificates,  after all  distributions  have been made on the Certificates on such  Distribution  Date,  exceeds the
                                                  Pool  Scheduled  Principal  Balance  of the  Assets  for the  next
                                                  Distribution  Date. The Writedown  Amount will be allocated  among the Classes of  Subordinated  Certificates  in the following order of priority:
                                                  (1)   first, to the Class B-2 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;
                                                  (2)   second, to the Class B-1 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;
                                                  (3)   third, to the Class M-2 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and
                                                  (4)   fourth, to the Class M-1 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.




Advances .......................................  For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") in respect of any delinquent Monthly
                                                  Payment that will, in the Servicer's judgment, be recoverable from late payments on or Liquidation Proceeds from such Asset. The
                                                  Servicer will also be obligated to make Advances ("Servicing
                                                  Advances" and, together with P&I Advances, "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the
                                                  Servicer deems such Servicing Advances recoverable out of
                                                  Liquidation Proceeds or from collections on the related Asset. P&I
                                                  Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances.

Final Scheduled Distribution Dates..............  Based  on  the  assumptions   that  (i)  there  are  no  defaults,
                                                  prepayments or  delinquencies  with respect to payments due on the
                                                  Assumed Contract  Characteristics,  (ii) the optional  termination right is not  exercised by the  Servicer,  and (iii) there were no
                                                  Accelerated Principal Payments,  the Final Scheduled  Distribution
                                                  Dates  for  each  of  the  Classes  are  set  forth  below.  It is anticipated  that  the  actual  final  Distribution  Date for each
                                                  Class  may occur  earlier  than the  Final  Schedule  Distribution
                                                  Dates.  In the  event of large  losses  and  delinquencies  on the
                                                  Contracts,   however,   the  actual  payment  on  certain  of  the
                                                  subordinate  classes  of  Certificates  may occur  later  than the
                                                  Final  Scheduled  Distribution  Dates  and in  certain  scenarios, holders of such classes may incur a loss on their investment.
                                                                                            Final Scheduled
                                                                                           Distribution Dates
                                                                                           ------------------

                                                 Class A-1 Certificates..........         February 15, 2007
                                                 Class A-2 Certificates..........         August 15, 2011
                                                 Class A-3 Certificates..........         January 15, 2015
                                                 Class A-4 Certificates..........         March 15, 2017
                                                 Class A-5 Certificates..........         November 15, 2026
                                                 Class M-1 Certificates..........         May 15, 2024
                                                 Class M-2 Certificates..........         May 15, 2023
                                                 Class B-1 Certificates..........         March 15, 2022
                                                 Class B-2 Certificates..........         April 15, 2028

Optional Termination............................  The Servicer at its option and subject to the limitations  imposed by the Agreement,  will have the option to purchase from the Trust
                                                  Estate all Assets then  outstanding  and all other property in the
                                                  Trust Estate on any  Distribution  Date  occurring on or after the
                                                  Distribution  Date on which the sum of the  Certificate  Principal
                                                  Balance  of the  Certificates  is less  than 10% of the sum of the original Certificate Principal Balance of the Certificates.
Auction Sale....................................  If the Servicer does not exercise its optional  termination  right within  90 days  after it first  becomes  eligible  to do so,  the
                                                  Trustee  shall  solicit  bids for the  purchase of all Assets then outstanding  and all other  property in the Trust  Estate.  In the event that satisfactory bids are received,  the sale proceeds will be distributed to Certificateholders.



The Assets......................................  The Trust will consist of (1) manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the
                                                  "Manufactured Homes"), and with respect to certain of the Contracts
                                                  ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2) mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the
                                                  "Mortgage Loans," and collectively, the "Assets"). This Term Sheet contains information regarding Assets that represent approximately
                                                  85.62% of the total expected Asset Pool (the "Initial Assets"). The
                                                  Asset Pool will initially consist of approximately 7,135 Initial
                                                  Assets having an aggregate Scheduled Principal Balance as of the
                                                  Cut-off Date of approximately $256,852,266.72. All of the Initial
                                                  Assets are actuarial obligations. Approximately 7.23% of the
                                                  Initial Assets are Mortgage Loans and approximately 3.45% of the
                                                  Initial Assets are Land Secured Contracts. Based on Cut-off Date
                                                  Pool Scheduled Principal Balance, 84.25% of the Initial Assets are
                                                  secured by Manufactured Homes which were new, 2.43% of the Initial
                                                  Assets are secured by Manufactured Homes which were used, 11.77% of the Initial Assets are secured by Manufactured Homes which were repossessed and 1.55% of the Initial Assets are secured by
                                                  Manufactured Homes which were transferred. As of the Cut-off Date, the Initial Assets were secured by Manufactured Homes or Mortgaged
                                                  Properties (or Real Properties, in the case of Land Secured
                                                  Contracts) located in 39 states, and approximately 22.92% and
                                                  20.25% of the Initial Assets were secured by Manufactured Homes or
                                                  Mortgaged Properties located in North Carolina and Texas,
                                                  respectively (based on the mailing addresses of the Obligors on the
                                                  Assets as of the Cut-off Date). Each Initial Asset bears interest at an annual percentage rate (an "APR") of at least 7.49% and not more than 14.50%. The weighted averaged APR of the Initial Assets as of the Cut-off Date is approximately 11.10%. The Initial Assets have remaining terms to maturity as of the Cut-off Date of at least
                                                  10 months but not more than 360 months and original terms to stated
                                                  maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Initial Assets had a weighted average original term to stated maturity of approximately 259 months, and a weighted average remaining term to stated maturity of approximately
                                                  257 months. The final scheduled payment date on the Initial Asset with the latest maturity occurs in May 2028. No Initial Asset has an original loan-to-value ratio in excess of 100%. The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.

Certain Federal Income Tax
  Consequences..................................  For federal income tax purposes,  the Trust Estate will be treated
                                                  as  one  or  more  real  estate   mortgage   investment   conduits
                                                  ("REMIC").   The   Class  A,   Class  M,   Class  B  and  Class  X
                                                  Certificates will constitute  "regular interests" in the REMIC for federal  income tax  purposes.  The Class R  Certificates  will be treated as the sole  class of  "residual  interests"  in the REMIC for federal income tax purposes.



ERISA Considerations............................  Fiduciaries   of  employee   benefit   plans  and  certain   other
                                                  retirement   plans   and   arrangements,    including   individual
                                                  retirement  accounts and  annuities,  Keogh plans,  and collective investment  funds in which  such  plans,  accounts,  annuities  or arrangements  are  invested,  that  are  subject  to the  Employee
                                                  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or corresponding  provisions  of the Code  (any of the  foregoing,  a
                                                  "Plan"),  persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan  Investors") should consult with their own counsel  to  determine  whether  the  purchase  or  holding of the
                                                  Offered  Certificates  could  give rise to a  transaction  that is prohibited either under ERISA or the Code.

                                                  Because the Offered  Subordinated  Certificates  are  subordinated securities,  they will not  satisfy  the  requirements  of certain prohibited  transaction  exemptions.  As a result, the purchase or holding of any of the Offered Subordinated  Certificates by a Plan
                                                  Investor may  constitute a non-exempt  prohibited  transaction  or result  in the  imposition  of  excise  taxes or civil  penalties.
                                                  Accordingly,  none of the Offered  Subordinated  Certificates  are offered for sale,  and are not  transferable,  to Plan  Investors, unless  such Plan  Investor  provides  the Seller and the  Trustee with a Benefit Plan  Opinion,  on the  circumstances  described in
                                                  clause  (ii)  below  are   satisfied.   Unless  such   Opinion  is
                                                  delivered,   each  person   acquiring   an  Offered   Subordinated
                                                  Certificate  will be  deemed  to  represent  to the  Trustee,  the
                                                  Seller,  and the  Servicer  that  either (I) such  person is not a
                                                  Plan  Investor  subject to ERISA or Section  4975 of the Code,  or
                                                  (ii) such person is an  insurance  company that is  purchasing  an
                                                  Offered  Subordinated  Certificate  with funds  from its  "general account"  and  the  provisions  of  Prohibited  Transaction  Class
                                                  Exemption  95-60  will  apply  to  exempt  the  purchase  of  such
                                                  Certificate  from the  prohibited  transaction  rules of ERISA and the Code.
Legal Investment Considerations.................  The Class A and Class M-1 Certificates  will constitute  "mortgage related  securities" for purposes of the Secondary Mortgage Market
                                                  Enhancement Act of 1984 ("SMMEA").

                                                  The Class M-2 and Class B Certificates are not "mortgage related securities" for purposes of SMMEA because such Certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.


Ratings.........................................  It is a  condition  to  the  issuance  of  the  Certificates  that
                                                  (i) the Class A  Certificates  be rated "AAA" by each of Standard &
                                                  Poor's Ratings Services,  a division of The McGraw-Hill  Companies,
                                                  Inc.  ("S&P")  and Fitch IBCA,  Inc.,  respectively  ("Fitch"  and, together  with  S&P,  the  "Rating  Agencies"),  (ii) the Class M-1
                                                  Certificates  be  rated  at  least  "AA" by each of S&P and  Fitch, respectively (iii) the Class M-2 Certificates be rated at least "A"
                                                  by  each  of  S&P  and  Fitch,  respectively  (iv)  the  Class  B-1
                                                  Certificates  be  rated at  least  "BBB" by each of S&P and  Fitch, respectively  and (v) the Class B-2  Certificates be rated at least
                                                  "BBB-" by each of S&P and  Fitch,  respectively.  The rating of the
                                                  Class B-2  Certificates  will be based in part on an  assessment of
                                                  Oakwood   Homes'   ability  to  make  payments  under  the  Limited
                                                  Guarantee.  Any  reduction in a Rating  Agency's  rating of Oakwood
                                                  Homes' debt  securities  may result in a similar  reduction  in the rating of the Class B-2  Certificates.  A security  rating is not a recommendation  to buy, sell or hold  securities and may be subject to  revision  or  withdrawal  at any time by the  assigning  rating organization.



Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                                            Asset Servicing Portfolio
                                             (Dollars in thousands)

                                                         At September 30,                                     March 31,
                                   --------------------------------------------------------------     ------------------
                                       1993       1994         1995         1996         1997         1997          1998
                                   ---------  -----------  -----------  -----------  -----------  -----------   --------

Total Number of Serviced Assets
     Oakwood Originated..........      28,938     39,273       51,566       67,120       89,411       75,741      99,878
     Acquired Portfolios.........       1,591      5,773        4,872        4,177        3,602        3,923       3,221
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........    $507,394   $757,640   $1,130,378   $1,687,406   $2,499,794   $1,988,116  $2,937,886
     Acquired Portfolios.........     $30,498    $85,227      $70,853      $57,837      $47,027      $52,971     $40,919
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........      $17.5      $19.3        $21.9        $25.1        $28.0        $26.2        $29.4
     Acquired Portfolios.........      $19.2      $14.8        $14.5        $13.8        $13.1        $13.5        $12.7
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........      12.8%      12.2%        12.0%        11.5%        11.0%        11.3%         11.0%
     Acquired Portfolios.........       9.4%      11.0%        11.3%        11.2%        11.1%        11.1%         11.1%



                                              Delinquency Experience (1)
                                                (Dollars in thousands)

                                                            At September 30,
                                                                                                       March 31,
                                           ----------------------------------------------------    ----------------
                                               1993       1994      1995       1996      1997       1997       1998
                                           --------   --------  --------   --------  --------   --------   --------
Total Number of Serviced Assets
     Oakwood Originated..................     28,938     39,273    51,566     67,120    89,411     75,741     99,878
     Acquired Portfolios.................      1,591      5,773     4,872      4,177     3,602      3,923      3,221
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        244        350       601        835     1,171        891      1,445
     60-89 Days..........................         51         97       185        308       476        344        499
     90 Days or More.....................        150        198       267        492       716        663      1,004
     Total Number of Assets Delinquent           445        645     1,053      1,635     2,363      1,898      2,948
     Acquired Portfolios.................
     30-59 Days..........................         37        127        63         66        90         61         72
     60-89 Days..........................         26         49        17         23        23         19         31
     90 Days or More.....................         16         98        76         62        75         78         61
     Total Number of Assets Delinquent            79        274       156        151       188        158        164
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................        1.5%       1.6%      2.0%       2.4%      2.6%       2.5%       3.0%
     Acquired Portfolios.................        5.0%       4.7%      3.2%       3.6%      5.2%       4.0%       5.1%

----------------------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.




                                          Loan Loss/Repossession Experience
                                                (Dollars in thousands)

                                                    At or for the fiscal year                       At or for the six
                                                              ended                                   months ended
                                                          September 30,                                        March
                                                                                                           31,
                                   -------------------------------------------------------------
                                       1993        1994        1995        1996         1997         1997         1998
                                   ----------  ----------  ----------  -----------  -----------  -----------  --------
Total Number of Serviced
     Assets (1).................       30,529      45,046       56,438     71,297       93,013       79,664      103,099
Average Number of Serviced
     Assets During Period.......       25,990      37,788       50,742     63,868       82,155       75,481       98,056
Number of Serviced
     Assets Repossessed.........          902       1,241        1,718      2,746        3,885        1,828        2,429
Serviced Assets Repossessed as a
     Percentage of Total
     Serviced Assets (2)........         2.95%       2.75%        3.04%      3.85%        4.18%        4.59% (6)    4.71%(6)
Serviced Assets Repossessed as a
     Percentage of Average
     Number of Serviced Assets..         3.47%       3.28%        3.39%      4.30%        4.73%        4.84% (6)    4.95%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........     $531,199    $701,875     $976,905 $1,409,467   $2,065,033    1,816,081   $2,677,949
     Acquired Portfolios........      $15,249     $30,432      $30,235    $27,351      $22,943       24,147      $20,088
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $3,328      $4,630       $7,303    $14,248      $26,872      $11,214      $19,767
       Acquired Portfolios......           $0        $203         $473       $592         $528         $509         $135
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated.......         0.63%       0.66%       0.75%       1.01%        1.30%        1.23% (6)    1.48%(6)
       Acquired Portfolios......         0.00%       0.67%       1.56%       2.16%        2.30%        4.22% (6)    1.34%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Initial Assets (or to a percentage of the Scheduled Principal Balance of the Initial Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Initial Assets as of May 1, 1998. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               Geographical Distribution of Manufactured Homes(1)

                                Number of                               Percentage of
                                 Initial      Aggregate Scheduled     Initial Asset Pool
Geographic Location              Assets        Principal Balance            by SPB
-------------------             --------       -------------------    -------------------
Alabama....................         270        $   8,698,261                 3.39%
Alaska.....................           2              160,622                 0.06
Arizona....................         219            9,782,103                 3.81
Arkansas...................         131            4,429,694                 1.72
California.................          20            1,085,397                 0.42
Colorado...................          68            3,096,180                 1.21
Delaware...................          54            1,626,318                 0.63
Florida....................         178            7,130,769                 2.78
Georgia....................         226            8,369,283                 3.26
Idaho......................          34            1,607,964                 0.63
Illinois...................          13              429,103                 0.17
Indiana....................           9              240,131                 0.09
Iowa.......................           1               49,095                 0.02
Kansas.....................          63            2,345,273                 0.91
Kentucky...................         200            6,577,763                 2.56
Louisiana..................         179            6,491,557                 2.53
Maryland...................          35            1,231,843                 0.48
Massachusetts..............           2               70,982                 0.03
Michigan...................           2               80,051                 0.03
Mississippi................         247            8,324,586                 3.24
Missouri...................         132            4,577,270                 1.78
Nevada.....................          11              588,626                 0.23
New Jersey.................           3               90,471                 0.04
New Mexico.................         197            7,063,350                 2.75
New York...................           4              171,946                 0.07
North Carolina.............       1,688           58,860,095                22.92
Ohio.......................          39            1,221,004                 0.48
Oklahoma...................          93            3,259,248                 1.27
Oregon.....................          41            2,495,868                 0.97
Pennsylvania...............           2              108,542                 0.04
South Carolina.............         590           20,627,532                 8.03
Tennessee..................         332           10,819,242                 4.21
Texas......................       1,414           52,022,166                20.25
Utah.......................          24            1,114,208                 0.43
Virginia...................         407           13,430,583                 5.23
Washington.................          69            4,378,299                 1.70
Washington DC..............           1               24,363                 0.01
West Virginia..............         133            4,078,972                 1.59
Wyoming....................           2               93,510                 0.04
                                  -----            ---------                 ----

   Total...................       7,135         $256,852,267               100.00%
                                  =====         ============               ======

(1) Based on the mailing address of the Obligor on the related Initial Asset as of May 1, 1998.



                    Year of Origination of Initial Assets (1)

                                Number of         Aggregate             Percentage of
                                Initial           Scheduled          Initial Asset Pool
Year of Origination              Assets        Principal Balance            by SPB
-------------------              ------        -----------------            ------

    1995.....................         1       $      20,717                  0.01%
    1996.....................         2              45,408                  0.02
    1997.....................        60           2,892,171                  1.13
    1998.....................     7,072         253,893,970                 98.85
                                  -----       -------------               -------

         Total...............     7,135        $256,852,267                100.00%
                                  =====        ============                ======

(1) The weighted average seasoning of the Initial Assets was approximately 1 month as of May 1, 1998.


                Distribution of Original Initial Asset Amounts(1)

                                  Number of         Aggregate             Percentage of
Original Initial Asset            Initial           Scheduled          Initial Asset Pool
Amount                             Assets        Principal Balance            by SPB
----------------------            --------       -----------------     -------------------
$   4,999 or less..............        27     $         101,956                0.04%
$   5,000 - $    9,999.........       170           1,305,465                  0.51
$  10,000 - $  14,999..........       277           3,443,532                  1.34
$  15,000 - $  19,999..........       396           7,011,224                  2.73
$  20,000 - $  24,999..........       741          16,847,870                  6.56
$  25,000 - $  29,999..........     1,160          31,952,768                 12.44
$  30,000 - $  34,999..........     1,419          45,960,321                 17.89
$  35,000 - $  39,999..........       773          28,664,430                 11.16
$  40,000 - $  44,999..........       376          15,929,095                  6.20
$  45,000 - $  49,999..........       426          20,264,833                  7.89
$  50,000 - $  54,999..........       412          21,583,879                  8.40
$  55,000 - $  59,999..........       356          20,452,805                  7.96
$  60,000 - $  64,999..........       245          15,265,994                  5.94
$  65,000 - $  69,999..........       133           8,937,168                  3.48
$  70,000 - $  74,999..........        74           5,345,793                  2.08
$  75,000 - $  79,999..........        42           3,251,854                  1.27
$  80,000 - $  84,999..........        25           2,050,219                  0.80
$  85,000 - $  89,999..........        19           1,667,272                  0.65
$  90,000 - $  94,999..........        17           1,568,254                   0.61
$  95,000 - $  99,999..........        14           1,358,176                  0.53
$100,000 or more...............        33           3,889,360                  1.51
                                  -------     ---------------              --------

     Total.....................     7,135        $256,852,267                100.00%
                                    =====        ============                ======

(1) The highest original Initial Asset amount was $214,857, which represents 0.08% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $36,076 as of May 1, 1998.




                             Initial Asset Rates (1)

                                 Number of                                 Percentage of
                                  Initial       Aggregate Scheduled     Initial Asset Pool
 Asset Rate                        Assets        Principal Balance             by SPB
------------                      --------      -------------------      -----------------
 7.000% - 7.999%............          29        $    1,867,637                  0.73%
 8.000% - 8.999%...........        1,207            59,376,636                 23.12
 9.000% -   9.999%..........         736            34,696,435                 13.51
 10.000% - 10.999%..........         449            21,207,794                  8.26
 11.000% - 11.999%..........         400            15,439,937                  6.01
 12.000% - 12.999%..........       2,622            74,942,149                 29.18
 13.000% - 13.999%..........       1,691            49,315,034                 19.20
 14.000% - 14.999%..........           1                 6,645                  0.00
                                   -----         -------------                ------

      Total.................       7,135          $256,852,267                100.00%
                                   =====          ============                ======

(1) The weighted average Initial Asset Rate was approximately 11.10% as of May
    1, 1998. This table reflects the Initial Asset Rates of the Step-up Rate
    Loans as of May 1, 1998 and does not reflect any subsequent increases in the Initial Asset Rates of the Step-up Rate Loans.


                          Remaining Terms to Maturity of Initial Assets (In Months) (1)

                                 Number of                                 Percentage of
 Remaining Term                   Initial       Aggregate Scheduled     Initial Asset Pool
 to Maturity                       Assets        Principal Balance             by SPB
                                 ---------       -----------------      -----------------
   1 -   60 months..........         245       $     2,126,834                  0.83%
  61 -   96 months..........         244             3,331,371                  1.30
  97 - 120 months...........         236             4,537,983                  1.77
 121 - 156 months...........         351             7,350,931                  2.86
 157 - 180 months...........       2,159            63,622,969                 24.77
 181 - 216 months...........          66             2,015,863                  0.78
 217 - 240 months...........       1,643            59,252,146                 23.07
 241 - 300 months...........       1,101            47,764,018                 18.60
 301 - 360 months...........       1,090            66,850,151                 26.03
                                   -----        --------------               -------

   Total....................       7,135          $256,852,267                100.00%
                                   =====          ============                ======



(1) The weighted average remaining term to maturity of the Initial Assets was approximately 257 months as of May 1, 1998.


                           Original Terms to Maturity of Initial Assets (In Months) (1)

                                 Number of                                 Percentage of
 Original Term                    Initial      Aggregate Scheduled      Initial Asset Pool
 to Maturity                       Assets       Principal Balance              by SPB
                                 ---------     -------------------      -----------------
   1 -   60 months..........         244        $    2,114,051                  0.82%
  61 -   96 months..........         244             3,323,437                  1.29
  97 - 120 months...........         236             4,541,987                  1.77
 121 - 156 months...........         351             7,337,891                  2.86
 157 - 180 months...........       2,160            63,652,723                 24.78
 181 - 216 months...........          65             1,983,247                  0.77
 217 - 240 months...........       1,644            59,284,762                 23.08
 241 - 300 months...........       1,101            47,764,018                 18.60
 301 - 360 months...........       1,090            66,850,151                 26.03
                                   -----        --------------               -------

   Total....................       7,135          $256,852,267                100.00%
                                   =====          ============                ======

(1) The weighted average original term to maturity of the Initial Assets was approximately 259 months as of May 1, 1998.



                         Distribution of Original Loan-to-Value Ratios of Initial Assets(1)

                                   Number of                             Percentage of
                                    Initial     Aggregate Scheduled   Initial Asset Pool
Loan-to Value Ratio(2)               Assets      Principal Balance           by SPB
                                   ---------    --------------------  ------------------
50%  or  less................           42        $   1,132,639                0.44%
51% - 55%....................           22              526,328                0.21
56% - 60%....................           27              822,982                0.32
61% - 65%....................           38            1,152,557                0.45
66% - 70%....................           87            2,816,367                1.10
71% - 75%....................          102            3,436,040                1.34
76% - 80%....................          251            8,018,923                3.12
81% - 85%....................          621           19,368,289                7.54
86% - 90%....................        1,330           44,139,301               17.19
91% - 95%....................        3,401          129,625,293               50.47
96% - 100%...................        1,214           45,813,548               17.84
                                     -----        -------------             -------

     Total...................        7,135         $256,852,267              100.00%
                                     =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 91.30% as of May 1, 1998.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:

Conveyance of Subsequent Assets

         The Depositor expects to sell Subsequent Assets to the Trust during the Pre-Funding Period. The Pre-Funding Account will be used to purchase Subsequent Assets during the period from the Closing Date until the close of business on June 11, 1998. The purchase price for such Subsequent Assets will equal the outstanding principal balances thereof as the related subsequent cut-off date and will be paid by withdrawal of funds on deposit in the Pre-Funding Account. The Subsequent Assets generally will have been originated more recently than, and may have other characteristics which differ from, the Assets initially included in the Trust. As a result, following any sale of Subsequent Assets, the description of the Assets set forth above may not accurately reflect the characteristics of all of the Assets and Subsequent Assets in the Trust. However, the Subsequent Assets must conform to the representations and warranties set forth in the Agreement. Additionally, no Subsequent Assets will be 30 or more days Delinquent. Following the end of the Pre-Funding Period, the Depositor expects that the Assets (including Subsequent Assets) in the Trust will have the following approximate characteristics.

Average Scheduled Principal Balance                                                at least $36,000
Weighted Average Asset Rate                                                         10.75% - 11.25%
Weighted Average Remaining Term to Stated Maturity                                 255 months -265 months
Weighted Average Loan-to-Value Ratio                                               not more than 92%
Seasoning                                                                          0 months - 2 months
Assets Secured by New Manufactured Homes                                           at least 83.5%
Assets Secured by Single Wide Homes                                                not more than 52%
Land Secured Contracts and Mortgage Loans                                          at least 10.0%
State Distribution
------------------
      North Carolina                                                               not more than 24%
      Texas                                                                        not more than 22%
      Any other individual state                                                   not more than 10%

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 ------------------------------------------------------------------------------
   Class             Original    Coupon  Avg.    CBE            1st  Last  Mod.
   Name & Type           Par       %     Life   Yield   Price   Pay   Pay  Dur.
 ------------------------------------------------------------------------------
 To Call:
   A1  SENIOR FLT  62,900,000  FLOAT(3)  1.10    N/A   100-00  6/98  7/00  1.03
   A2  SENIOR      57,600,000    6.1500  3.10   6.182  99-28+  7/00  8/02  2.73
   A3  SENIOR      33,700,000    6.2000  5.10   6.264  99-26+  8/02  9/04  4.23
   A4  SENIOR      18,700,000    6.3750  7.10   6.427   99-30  9/04  5/06  5.53
   A5  SENIOR      64,850,000    6.7000 11.98   6.771  99-29+  5/06  1/13  7.89
   M1  AA MEZZ     23,250,000    6.8500  9.67   6.911  99-31+  1/03  1/13  6.64
   M2  A SUB       12,750,000    7.0250  9.61   7.113  99-26+  1/03  1/13  6.56
   B1  BBB SUB     11,250,000    7.5250  9.09   7.612   99-29  1/03 12/11  6.21
   B2  BBB- SUB    15,000,000    7.8250 10.16   7.912   99-31  1/03  1/13  6.50
 ----------------------------
 To Maturity:
   A5  SENIOR      64,850,000    6.7000 12.91   6.772  99-29+  5/06 10/19  8.19
   M1  AA MEZZ     23,250,000    6.8500  9.97   6.911  99-31+  1/03  2/16  6.74
   M2  A SUB       12,750,000    7.0250  9.64   7.113  99-26+  1/03 10/13  6.57
   B1  BBB SUB     11,250,000    7.5250  9.09   7.612   99-29  1/03 12/11  6.21
   B2  BBB- SUB    15,000,000    7.8250 13.87   7.916   99-31  1/03  4/28  7.31
 ------------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 180% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) A1 coupon based on 1 month LIBOR.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR FLOATER
 Price: 100-00      Coupon: FLOATER                Original Par:    62,900,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          4.97      1.67      1.26      1.10      1.02      0.73
 Duration:              4.08      1.53      1.17      1.03      0.95      0.69
 First Prin Pay:        6/98      6/98      6/98      6/98      6/98      6/98
 Last Prin Pay:         2/07      8/01     11/00      7/00      5/00     11/99
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-28+      Coupon: 6.1500                 Original Par:    57,600,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.21      6.20      6.19      6.18      6.18      6.16
 Average Life:         11.14      4.75      3.57      3.10      2.86      2.06
 Duration:              7.80      3.98      3.09      2.73      2.53      1.87
 First Prin Pay:        2/07      8/01     11/00      7/00      5/00     11/99
 Last Prin Pay:         7/11     10/04      3/03      8/02      4/02      2/01
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-26+      Coupon: 6.2000                 Original Par:    33,700,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.27      6.27      6.27      6.26      6.26      6.26
 Average Life:         14.54      7.71      5.86      5.10      4.59      3.19
 Duration:              9.28      5.93      4.75      4.23      3.87      2.80
 First Prin Pay:        7/11     10/04      3/03      8/02      4/02      2/01
 Last Prin Pay:         1/15     11/07      8/05      9/04      1/04      2/02
 -----------------------------------------------------------------------------










The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30       Coupon: 6.3750                 Original Par:    18,700,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.44      6.44      6.43      6.43      6.42      6.41
 Average Life:         17.71     10.48      8.13      7.10      6.39      3.98
 Duration:             10.29      7.40      6.14      5.53      5.08      3.40
 First Prin Pay:        1/15     11/07      8/05      9/04      1/04      2/02
 Last Prin Pay:         3/17     12/09      7/07      5/06      8/05      9/02
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-29+      Coupon: 6.7000                 Original Par:    64,850,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.78      6.77      6.77      6.77      6.77      6.76
 Average Life:         22.40     16.07     13.37     11.98     11.13      7.42
 Duration:             11.21      9.45      8.47      7.89      7.51      5.56
 First Prin Pay:        3/17     12/09      7/07      5/06      8/05      9/02
 Last Prin Pay:         1/23      7/17      9/14      1/13      4/12     10/08
 ---------------------------
 To Maturity:
 Bond Yield:            6.78      6.78      6.77      6.77      6.77      6.76
 Average Life:         22.84     16.89     14.27     12.91     11.98      8.02
 Duration:             11.28      9.65      8.72      8.19      7.79      5.82
 First Prin Pay:        3/17     12/09      7/07      5/06      8/05      9/02
 Last Prin Pay:         9/26      4/23      3/21     10/19     11/18      7/14
 -----------------------------------------------------------------------------

















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 M1 AA MEZZ
 Price: 99-31+      Coupon: 6.8500                 Original Par:    23,250,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.92      6.92      6.91      6.91      6.91      6.90
 Average Life:         19.88     13.25     10.85      9.67      9.24      7.70
 Duration:             10.40      8.21      7.19      6.64      6.44      5.70
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         1/23      7/17      9/14      1/13      4/12     10/08
 ---------------------------
 To Maturity:
 Bond Yield:            6.92      6.92      6.91      6.91      6.91      6.91
 Average Life:         20.02     13.50     11.13      9.97      9.52      8.18
 Duration:             10.43      8.27      7.28      6.74      6.54      5.91
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         5/24      3/20      7/17      2/16      4/15      3/12
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-26+      Coupon: 7.0250                 Original Par:    12,750,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.12      7.12      7.11      7.11      7.11      7.11
 Average Life:         19.84     13.18     10.77      9.61      9.19      7.70
 Duration:             10.24      8.09      7.09      6.56      6.37      5.66
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         1/23      7/17      9/14      1/13      4/12     10/08
 ---------------------------
 To Maturity:
 Bond Yield:            7.12      7.12      7.11      7.11      7.11      7.11
 Average Life:         19.85     13.20     10.80      9.64      9.22      7.94
 Duration:             10.24      8.10      7.10      6.57      6.38      5.77
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         5/23      2/18      6/15     10/13     12/12      8/10
 -----------------------------------------------------------------------------

















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-29       Coupon: 7.5250                 Original Par:    11,250,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.62      7.62      7.61      7.61      7.61      7.61
 Average Life:         19.41     12.55     10.19      9.09      8.69      7.49
 Duration:              9.77      7.68      6.72      6.21      6.03      5.45
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         3/22      4/16      3/13     12/11      4/11     10/08
 ---------------------------
 To Maturity:
 Bond Yield:            7.62      7.62      7.61      7.61      7.61      7.61
 Average Life:         19.41     12.55     10.19      9.09      8.69      7.50
 Duration:              9.77      7.68      6.72      6.21      6.03      5.45
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         3/22      4/16      3/13     12/11      4/11      2/09
 -----------------------------------------------------------------------------



 B2 BBB- SUB
 Price: 99-31       Coupon: 7.8250                 Original Par:    15,000,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.93      7.92      7.91      7.91      7.91      7.90
 Average Life:         20.27     13.84     11.42     10.16      9.69      7.85
 Duration:              9.68      7.87      7.00      6.50      6.31      5.55
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         1/23      7/17      9/14      1/13      4/12     10/08
 ---------------------------
 To Maturity:
 Bond Yield:            7.93      7.92      7.92      7.92      7.92      7.91
 Average Life:         22.07     16.83     14.91     13.87     13.38     11.34
 Duration:              9.89      8.36      7.68      7.31      7.16      6.62
 First Prin Pay:        2/12      4/05      9/03      1/03     12/02     12/02
 Last Prin Pay:         4/28      4/28      4/28      4/28      4/28      4/28
 -----------------------------------------------------------------------------












The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                  92          72          62          56          52          32
 May 15, 2000                  84          40          19           6           0           0
 May 15, 2001                  75           8           0           0           0           0
 May 15, 2002                  65           0           0           0           0           0
 May 15, 2003                  54           0           0           0           0           0
 May 15, 2004                  41           0           0           0           0           0
 May 15, 2005                  26           0           0           0           0           0
 May 15, 2006                  11           0           0           0           0           0
 May 15, 2007                   0           0           0           0           0           0
 May 15, 2008                   0           0           0           0           0           0
 May 15, 2009                   0           0           0           0           0           0
 May 15, 2010                   0           0           0           0           0           0
 May 15, 2011                   0           0           0           0           0           0
 May 15, 2012                   0           0           0           0           0           0
 May 15, 2013                   0           0           0           0           0           0
 May 15, 2014                   0           0           0           0           0           0
 May 15, 2015                   0           0           0           0           0           0
 May 15, 2016                   0           0           0           0           0           0
 May 15, 2017                   0           0           0           0           0           0
 May 15, 2018                   0           0           0           0           0           0
 May 15, 2019                   0           0           0           0           0           0
 May 15, 2020                   0           0           0           0           0           0
 May 15, 2021                   0           0           0           0           0           0
 May 15, 2022                   0           0           0           0           0           0
 May 15, 2023                   0           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:           5.0         1.7         1.3         1.1         1.0         0.7

---------------------------------------------------------------------------------------------















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100          98          55
 May 15, 2001                 100         100          74          55          42           0
 May 15, 2002                 100          74          32           8           0           0
 May 15, 2003                 100          42           0           0           0           0
 May 15, 2004                 100          11           0           0           0           0
 May 15, 2005                 100           0           0           0           0           0
 May 15, 2006                 100           0           0           0           0           0
 May 15, 2007                  96           0           0           0           0           0
 May 15, 2008                  77           0           0           0           0           0
 May 15, 2009                  56           0           0           0           0           0
 May 15, 2010                  32           0           0           0           0           0
 May 15, 2011                   5           0           0           0           0           0
 May 15, 2012                   0           0           0           0           0           0
 May 15, 2013                   0           0           0           0           0           0
 May 15, 2014                   0           0           0           0           0           0
 May 15, 2015                   0           0           0           0           0           0
 May 15, 2016                   0           0           0           0           0           0
 May 15, 2017                   0           0           0           0           0           0
 May 15, 2018                   0           0           0           0           0           0
 May 15, 2019                   0           0           0           0           0           0
 May 15, 2020                   0           0           0           0           0           0
 May 15, 2021                   0           0           0           0           0           0
 May 15, 2022                   0           0           0           0           0           0
 May 15, 2023                   0           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          11.1         4.7         3.6         3.1         2.9         2.1
----------------------------------------------------------------------------------------------









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100          71
 May 15, 2002                 100         100         100         100          87           0
 May 15, 2003                 100         100          87          52          27           0
 May 15, 2004                 100         100          43          12           0           0
 May 15, 2005                 100          70           8           0           0           0
 May 15, 2006                 100          40           0           0           0           0
 May 15, 2007                 100          12           0           0           0           0
 May 15, 2008                 100           0           0           0           0           0
 May 15, 2009                 100           0           0           0           0           0
 May 15, 2010                 100           0           0           0           0           0
 May 15, 2011                 100           0           0           0           0           0
 May 15, 2012                  62           0           0           0           0           0
 May 15, 2013                  33           0           0           0           0           0
 May 15, 2014                  13           0           0           0           0           0
 May 15, 2015                   0           0           0           0           0           0
 May 15, 2016                   0           0           0           0           0           0
 May 15, 2017                   0           0           0           0           0           0
 May 15, 2018                   0           0           0           0           0           0
 May 15, 2019                   0           0           0           0           0           0
 May 15, 2020                   0           0           0           0           0           0
 May 15, 2021                   0           0           0           0           0           0
 May 15, 2022                   0           0           0           0           0           0
 May 15, 2023                   0           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          14.5         7.7         5.9         5.1         4.6         3.2
----------------------------------------------------------------------------------------------









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100         100
 May 15, 2002                 100         100         100         100         100          48
 May 15, 2003                 100         100         100         100         100           0
 May 15, 2004                 100         100         100         100          76           0
 May 15, 2005                 100         100         100          56          12           0
 May 15, 2006                 100         100          56           0           0           0
 May 15, 2007                 100         100           6           0           0           0
 May 15, 2008                 100          73           0           0           0           0
 May 15, 2009                 100          26           0           0           0           0
 May 15, 2010                 100           0           0           0           0           0
 May 15, 2011                 100           0           0           0           0           0
 May 15, 2012                 100           0           0           0           0           0
 May 15, 2013                 100           0           0           0           0           0
 May 15, 2014                 100           0           0           0           0           0
 May 15, 2015                  83           0           0           0           0           0
 May 15, 2016                  38           0           0           0           0           0
 May 15, 2017                   0           0           0           0           0           0
 May 15, 2018                   0           0           0           0           0           0
 May 15, 2019                   0           0           0           0           0           0
 May 15, 2020                   0           0           0           0           0           0
 May 15, 2021                   0           0           0           0           0           0
 May 15, 2022                   0           0           0           0           0           0
 May 15, 2023                   0           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          17.7        10.5         8.1         7.1         6.4         4.0
----------------------------------------------------------------------------------------------
















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100         100
 May 15, 2002                 100         100         100         100         100         100
 May 15, 2003                 100         100         100         100         100          82
 May 15, 2004                 100         100         100         100         100          65
 May 15, 2005                 100         100         100         100         100          51
 May 15, 2006                 100         100         100         100          88          41
 May 15, 2007                 100         100         100          86          74          32
 May 15, 2008                 100         100          88          73          62          25
 May 15, 2009                 100         100          76          61          52          19
 May 15, 2010                 100          95          65          51          43          15
 May 15, 2011                 100          82          54          42          35          11
 May 15, 2012                 100          69          45          34          27           8
 May 15, 2013                 100          59          37          27          22           3
 May 15, 2014                 100          52          31          23          18           0
 May 15, 2015                 100          44          26          19          14           0
 May 15, 2016                 100          37          21          14           9           0
 May 15, 2017                  96          30          17           9           5           0
 May 15, 2018                  81          24          11           4           1           0
 May 15, 2019                  70          20           7           1           0           0
 May 15, 2020                  57          14           3           0           0           0
 May 15, 2021                  46           9           0           0           0           0
 May 15, 2022                  36           4           0           0           0           0
 May 15, 2023                  25           0           0           0           0           0
 May 15, 2024                  15           0           0           0           0           0
 May 15, 2025                   6           0           0           0           0           0
 May 15, 2026                   1           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          22.8        16.9        14.3        12.9        12.0         8.0
----------------------------------------------------------------------------------------------













The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class M-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100         100
 May 15, 2002                 100         100         100         100         100         100
 May 15, 2003                 100         100         100          94          93          89
 May 15, 2004                 100         100          91          82          79          71
 May 15, 2005                 100          98          80          70          67          56
 May 15, 2006                 100          89          70          60          57          44
 May 15, 2007                 100          80          61          52          48          35
 May 15, 2008                 100          72          53          44          40          27
 May 15, 2009                 100          64          46          37          34          21
 May 15, 2010                 100          56          39          31          28          16
 May 15, 2011                 100          49          33          25          22           7
 May 15, 2012                  96          41          27          20          18           0
 May 15, 2013                  87          35          22          17          12           0
 May 15, 2014                  81          31          19          11           5           0
 May 15, 2015                  74          26          16           4           0           0
 May 15, 2016                  66          22           8           0           0           0
 May 15, 2017                  58          18           1           0           0           0
 May 15, 2018                  49          13           0           0           0           0
 May 15, 2019                  42           5           0           0           0           0
 May 15, 2020                  34           0           0           0           0           0
 May 15, 2021                  28           0           0           0           0           0
 May 15, 2022                  22           0           0           0           0           0
 May 15, 2023                  15           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          20.0        13.5        11.1        10.0         9.5         8.2
----------------------------------------------------------------------------------------------












The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]


             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class M-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
-----------------------------------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100         100
 May 15, 2002                 100         100         100         100         100         100
 May 15, 2003                 100         100         100          94          93          89
 May 15, 2004                 100         100          91          82          79          71
 May 15, 2005                 100          98          80          70          67          56
 May 15, 2006                 100          89          70          60          57          44
 May 15, 2007                 100          80          61          52          48          35
 May 15, 2008                 100          72          53          44          40          27
 May 15, 2009                 100          64          46          37          34          18
 May 15, 2010                 100          56          39          31          28           3
 May 15, 2011                 100          49          33          25          21           0
 May 15, 2012                  96          41          27          16           7           0
 May 15, 2013                  87          35          21           4           0           0
 May 15, 2014                  81          31          10           0           0           0
 May 15, 2015                  74          26           0           0           0           0
 May 15, 2016                  66          21           0           0           0           0
 May 15, 2017                  58           8           0           0           0           0
 May 15, 2018                  49           0           0           0           0           0
 May 15, 2019                  42           0           0           0           0           0
 May 15, 2020                  34           0           0           0           0           0
 May 15, 2021                  28           0           0           0           0           0
 May 15, 2022                  19           0           0           0           0           0
 May 15, 2023                   0           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          19.9        13.2        10.8         9.6         9.2         7.9
----------------------------------------------------------------------------------------------








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100         100
 May 15, 2002                 100         100         100         100         100         100
 May 15, 2003                 100         100         100          94          93          89
 May 15, 2004                 100         100          91          82          79          71
 May 15, 2005                 100          98          80          70          67          56
 May 15, 2006                 100          89          70          60          57          44
 May 15, 2007                 100          80          61          52          48          28
 May 15, 2008                 100          72          53          44          40          11
 May 15, 2009                 100          64          46          33          25           0
 May 15, 2010                 100          56          37          19          11           0
 May 15, 2011                 100          49          23           6           0           0
 May 15, 2012                  96          41           9           0           0           0
 May 15, 2013                  87          29           0           0           0           0
 May 15, 2014                  81          18           0           0           0           0
 May 15, 2015                  74           8           0           0           0           0
 May 15, 2016                  66           0           0           0           0           0
 May 15, 2017                  58           0           0           0           0           0
 May 15, 2018                  49           0           0           0           0           0
 May 15, 2019                  42           0           0           0           0           0
 May 15, 2020                  27           0           0           0           0           0
 May 15, 2021                  12           0           0           0           0           0
 May 15, 2022                   0           0           0           0           0           0
 May 15, 2023                   0           0           0           0           0           0
 May 15, 2024                   0           0           0           0           0           0
 May 15, 2025                   0           0           0           0           0           0
 May 15, 2026                   0           0           0           0           0           0
 May 15, 2027                   0           0           0           0           0           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          19.4        12.5        10.2         9.1         8.7         7.5
----------------------------------------------------------------------------------------------









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-B
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 May 15, 1999                 100         100         100         100         100         100
 May 15, 2000                 100         100         100         100         100         100
 May 15, 2001                 100         100         100         100         100         100
 May 15, 2002                 100         100         100         100         100         100
 May 15, 2003                 100         100         100          94          93          89
 May 15, 2004                 100         100          91          82          79          71
 May 15, 2005                 100          98          80          70          67          56
 May 15, 2006                 100          89          70          60          57          44
 May 15, 2007                 100          80          61          52          48          40
 May 15, 2008                 100          72          53          44          40          40
 May 15, 2009                 100          64          46          40          40          40
 May 15, 2010                 100          56          40          40          40          40
 May 15, 2011                 100          49          40          40          40          40
 May 15, 2012                  96          41          40          40          40          40
 May 15, 2013                  87          40          40          40          40          40
 May 15, 2014                  81          40          40          40          40          40
 May 15, 2015                  74          40          40          40          40          31
 May 15, 2016                  66          40          40          40          40          23
 May 15, 2017                  58          40          40          40          40          16
 May 15, 2018                  49          40          40          40          40          11
 May 15, 2019                  42          40          40          40          34           8
 May 15, 2020                  40          40          40          33          25           5
 May 15, 2021                  40          40          37          24          18           4
 May 15, 2022                  40          40          27          17          12           2
 May 15, 2023                  40          38          17          10           7           1
 May 15, 2024                  40          22          10           6           4           1
 May 15, 2025                  40          13           5           3           2           0
 May 15, 2026                  40           8           3           2           1           0
 May 15, 2027                  23           4           2           1           1           0
 May 15, 2028                   0           0           0           0           0           0

 Avg Life In Years:          22.1        16.8        14.9        13.9        13.4        11.3
----------------------------------------------------------------------------------------------













The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[Logo appears here]